INVESTOR PRESENTATION I 4th QUARTER WORKING TOGETHER. BUILDING SUCCESS.

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY PAGE 12 CREDIT, CAPITAL & LIQUIDITY PAGE 24 Q4 & FY 2023 FINANCIAL INSIGHTS PAGE 35 Q4 & FY 2023 APPENDIX

3 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), and the earnings release for the fourth-quarter ended December 31, 2023 (the “Fourth Quarter Earnings Release”), included in Peoples’ current report on form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 23, 2024, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) with the SEC on or about February 26, 2024. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2023 consolidated financial statements as part of its 2023 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update it’s critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2022 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and in the Fourth Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY 4

NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT PEBO SNAPSHOT AS OF DECEMBER 31, 2023 Loans: $6.2 billion Assets: $9.2 billion Deposits: $7.2 billion Market Cap: $1.19 billion Assets Under Admin/Mgmt: $3.5 billion * According to FDIC annual summary of deposits as of June 30, 2023.

6 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS In 2024 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/about-us/about-peoples. Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

8 INVESTMENT RATIONALE NASDAQ: PEBO UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 35 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Bowling Green, Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 22%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 17th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.5 billion in assets under administration and management, including brokerage, trust and retirement planning as of December 31, 2023 • Top 100 U.S. equipment leasing company CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.39 declared in Q1 2024 • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at January 19, 2023 was 4.93% *Non-interest income, excluding gains and loses, as a percent of total revenue as of 12/31/23 STRENGTH IN THE CURRENT ENVIRONMENT (AS OF DECEMBER 31, 2023)

NASDAQ: PEBO INVESTMENT RATIONALE 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CREDIT • Stable metrics compared to year-end 2022 • NPAs of 0.43% as a percentage of total assets • 98.6% of loan portfolio “current” at quarter-end • Total outstanding balance of commercial office space was $135 million or 2% of total loans CAPITAL • Meaningfully above well capitalized levels • Remain above well capitalized levels even if we included unrealized losses on available-for-sale and held-to-maturity investments DEPOSITS • Average customer deposit relationship: $30,000 • 31% of our deposit balances exceeded FDIC insurance limits (19% if you exclude collateralized Public Funds) • 80% of our deposits are retail deposits (consumer and small businesses) LIQUIDITY • Loan-to-deposits of 86% • $616.6 million in liquefiable assets • $2.8 billion of contingent liquidity sources (nearly $665.9 million of the available funding is from lines available from the FHLB and the FRB, assuming we have all available potential collateral pledged) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF DECEMBER 31, 2023)

PEBO HAS PERFORMED BETTER THAN PEERS IN TERMS OF 1, 3, 5 & 10 YEAR TOTAL ANNUAL RETURN 0% 10% 20% 30% 40% 50% 60% 70% 80% 3-YEAR1-YEAR 5-YEAR 10-YEAR 26% 26% 3% -3% -1% 8% TOTAL RETURN AS OF DECEMBER 31, 2023 14% 8% 5% 6% 16% 7% 6% 12% 8% 10% Total Return includes impact of dividends. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. Source: Bloomberg KBW BANK INDEX PEER GROUP MEDIAN PEBO S&P 500 NASDAQ: PEBO STOCK PERFORMANCE 10

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 250 Banks 90 Banks PEBO 1 OF 10 Over 4,600 Banks Eligible Peoples Bank has been recognized by Newsweek for 2 consecutive years. Peoples Bank has appeared on American Banker’s Best Bank to Work For list for 3 consecutive years. Peoples Bank is 4th largest bank to appear on both lists. EXTERNAL RECOGNITION KBW BANK INDEX

NASDAQ: PEBO 12 CREDIT, CAPITAL & LIQUIDITY 12

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 1.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% EG BN LK FN FR M E FI SI SA SR CC N E AU B SR CE PF C CT BI TO W N FF BC HB N C FM N B FC F ST BA SY BT W SB C TH FF PE BO TM P G AB C N BT B PR K N W BI CH CO CB U PEER GROUP - TOTAL DEPOSIT COST (%) PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF SEPTEMBER 30, 2023 PEER GROUP - TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 09/30/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. UNIV. $1-$10 B AVERAGE: 1.83% 12 COST OF DEPOSITS

14 NASDAQ: PEBO 86.49% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% ST BA SA SR FC F PF C N W BI EG BN SR CE AU B CC N E PR K SY BT W SB C PE BO LK FN CT BI N BT B FR M E FI SI FF BC TM P TO W N CH CO TH FF HB N C G AB C CB U FM N B PEER GROUP - LOANS / DEPOSITS UNIV. $1-$10 B Average: 88.81% LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH Source: S&P Global Market Intelligence, as of 09/30/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. PEER GROUP - LOANS / DEPOSITS DATA AS OF SEPTEMBER 30, 2023 UNIV. $1-$10 VERAGE: 88.81% DEPOSIT FRANCHISE

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% PE BO FF BC PR K ST BA CH CO FC F TH FF CC N E G AB C SR CE AU B SY BT CT BI FR M E N W BI LK FN N BT B CB U W SB C TO W N FI SI FM N B TM P PF C SA SR EG BN HB N C PEER GROUP- NET INTEREST MARGIN UNIV. $1-$10 B Average: 3.29% BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 09/30/2023. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF SEPTEMBER 30, 2023 UNIV. $1-$10 VERAGE: 3.29% 4.75% NET INTEREST MARGIN

16 NASDAQ: PEBO CREDIT RISK MANAGEMENT PROCESS LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 202% of risk based capital at 12/31/2023 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for C&I relationships >$40 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the CECL Assumptions Group provides recommendations on the allowance for credit losses based on their review of economic forecasts and the loan portfolio metrics *Also referred to throughout this document as “total loans” and “loans held for investment”

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.000% 0.125% 0.250% 0.375% 20232022202120202019201820172016 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans 90% 95% 100% 20232022202120202019201820172016 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR 8 YEARS 98.6% 98.0% 0.15% 0.09% 0.15% 0.04% 0.05% 0.13% 0.16% 99.1% 98.8% 98.5%98.5% The low charge-off rate in 2019 and 2020 was due to large recoveries. 98.6% 0.15% 98.6% ASSET QUALITY

18 NASDAQ: PEBO THE INCREASE IN NPAS IN Q3 2021 WAS MAINLY DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.* *The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc. N PA ’S IN $ M IL LI O N S $0 $10 $20 $30 $40 $50 $60 Q4-23Q3-23Q2-23Q1-23Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-212020201920182017 NPA Composition C&I RESIDENTIAL CRE HELOC CONSUMER NONPERFORMING ASSETS ASSET QUALITY

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q4-23Q3-23Q2-23Q1-23Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21FY-20FY-19FY-18FY-17 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 2021 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 25.61% 28.10% 10.78% 13.14% 21.22% 14.49% 27.09% 15.52% 16.17% 24.74% 15.70% 21.69% 35.72% 25.83% 29.11% 17.76% 16.40% 30.93% 28.76% 18.31% 14.56% 25.29% 13.34% 28.50% 28.75% 26.24% 24.85% 13.24% 14.55% 13.60% 26.66% 13.47% CRITICIZED AND CLASSIFIED LOANS ASSET QUALITY

20 NASDAQ: PEBO 263.27% 193.30% 0% 50% 100% 150% 200% 250% 300% 350% 400% EG BN SA SR ST BA TM P FI SI PF C $1 -1 0B A ve ra ge AU B TO W N W SB C CC N E SY BT FC F FF BC PE BO LK FN FM N B N BT B G AB C FR M E TH FF HB N C CB U PR K N W BI PEER GROUP- CRE LOANS / RISK-BASED CAPITAL CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK PEER GROUP – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 09/30/23. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE. DATA AS OF SEPTEMBER 30, 2023 CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 51.67% 43.95% 0% 20% 40% 60% 80% 100% 120% EG BN FI SI LK FN PF C CC N E SA SR TO W N TH FF SY BT W SB C $1 -1 0B A ve ra ge FR M E AU B FC F PE BO TM P ST BA G AB C HB N C FF BC N BT B CB U PR K N W BI FM N B PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK- BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 09/30/23. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. PEBO IS BETTER THAN AVERAGE FOR $1-10 BILLION BANKS AS OF SEPTEMBER 30, 2023 PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL 100% IS THE LEVEL CONSIDERED HEIGHTENED CONTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE. CRE CONCENTRATION ANALYSIS

22 NASDAQ: PEBO TOTAL LOAN PORTFOLIO = $6.2 BILLION Data as of December 31, 2023. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE NON-OWNER OCCUPIED (CRE) 24% COMMERCIAL & INDUSTRIAL 19% RESIDENTIAL REAL ESTATE 13% OWNER OCCUPIED (CRE) 12% CONSUMER, INDIRECT 11% LEASES 7% CONSTRUCTION 6% HOME EQUITY LINES OF CREDIT 3% PREMIUM FINANCE LOANS 3% CONSUMER, DIRECT 2% 1 2 3 4 5 6 7 8 9 10 TOTAL CRE PORTFOLIO* = $2.2 BILLION, $2.2 BILLION WITH COMMITMENTS APARTMENT 14% RETAIL 13% INDUSTRIAL 11% OFFICE BUILDING 11% LODGING 8% ASSISTED LIVING 6% WAREHOUSE 4% RESTAURANT 4% EDUCATIONAL SERVICES 4% HEALTHCARE 2% OTHER 23%** 1 2 3 4 5 6 7 8 9 10 11 FOOD SERVICES 24% RETAIL TRADE 20% CONTRACTORS 7% MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER, WOOD, PAPER, CHEMICAL) 7% REAL ESTATE 6% AMBULATORY HEALTH CARE SERVICES 5% TRANSPORTATION 3% MACHINERY MANUFACTURING 3% PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES 3% WHOLESALE TRADE 3% OTHER 19%** 1 2 3 4 5 6 7 8 9 10 11 Other Healthcare Educational Restaurant Warehouse Assisted Living Lodging Oce Building Industrial Retail Apartment Commercial Real Estate Portfolio 3 2 5 1 6 7 8 9 10 11 4 TOTAL C&I PORTFOLIO = $1.2 BILLION C & I Chart 2 1 3 4 5 6 7 8 9 10 11 Loan Composition Commercial Real Estate Portfolio Loan Portfolio (Excluding Deposit Overdrafts) 2 3 1 4 5 7 8 6 9 10 GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO 61.3% WEST VIRGINIA 18.9% KENTUCKY 12.3% MARYLAND 2.5% VIRGINIA 2.3% WASHINGTON DC 0.4% PENNSYLVANIA 0.5% OTHER STATES 1.8% 1 2 3 4 5 6 7 8 Other PA DC VA MD KY WV OH 3 2 5 1 6 7 8 4 ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING LOAN COMPOSITION

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CAPITAL PRIORITIES • Organic growth • Dividends • Share repurchases • Acquisition activities DIVIDENDS • Over 7 consecutive years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.39 declared in Q1 2024 • Based on the closing stock price of Peoples’ common shares of $31.63 on January 19, 2023, the quarterly dividend produces an annualized yield of 4.93% SHARE REPURCHASES • Prudent repurchase of shares • Repurchased $3.0 million in fourth quarter of 2023 and repurchased $7.4 million in 2022, and bought shares in each quarter of 2020 LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE PRUDENT USE OF CAPITAL

Q4 & FY 2023 FINANCIAL INSIGHTS 24

NASDAQ: PEBO 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Social media data as of December 31, 2023 Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. Peoples Bank is in the top third of peer group for social media followers OUT OF PEER GROUP (27 BANKS) #5 #8#7 #8 FINANCIAL: • For the full year, net income was $113.4 million in 2023 versus $101.3 million in 2022, representing earnings per diluted common share of $3.44 and $3.60, respectively. » Non-core items negatively impacted diluted earnings per common share for the fourth quarter of 2023 by $0.08, by $0.16 for the third quarter of 2023, and by $0.03 for the fourth quarter of 2022. Non-core items negatively impacted earnings per diluted common share by $0.59 and $0.11 for the full years of 2023 and 2022, respectively. • Net interest income for the fourth quarter of 2023 decreased $4.9 million, or 5%, compared to the third quarter of 2023 and increased $17.8 million, or 25%, compared to the fourth quarter of 2022. • The provision for credit losses of $1.3 million for the fourth quarter of 2023, compared to a provision for credit losses of $4.1 million for the third quarter of 2023, and $2.3 million for the fourth quarter of 2022. • Return on average assets, adjusted for non-core-items, was 1.64% for the fourth quarter of 2023. • Net interest margin of 4.44% for the fourth quarter of 2023, was flat compared to fourth quarter of 2022. • Total non-interest income, excluding net gains and losses, for the fourth quarter of 2023 increased $2.8 million, or 12%, compared to the third quarter of 2023, and increased $6.8 million, or 35%, compared to fourth quarter of 2022. • The efficiency ratio was 56.0% for the fourth quarter of 2023. When adjusted for non-core expenses, the efficiency ratio was 54.8% for the fourth quarter of 2023. • Period-end total loan and lease balances at December 31, 2023 increased $74.8 million, or 5% annualized, compared to at September 30, 2023. • Asset quality metrics remained stable during the quarter. • Period-end total deposit balances at December 31, 2023 increased $114.8 million, or 2%, compared to at September 30, 2023. Q4 & FY 2023 HIGHLIGHTS & KEY IMPACTS

26 Q4 & FY 2023 AWARDS RECEIVED NASDAQ: PEBO 2023 is the 2nd year in a row Peoples Bank has received Top Workplaces USA award COMMUNITY AWARDS 2023 is the 3rd year in a row Peoples Bank has received the American Banker Best Banks to Work For award BEST IN THE VALLEYS 2023 WINNER Best of the Tri-State 2023

NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 2024 LOAN GROWTH EXPECT BETWEEN 6% AND 8%, COMPARED TO 2023 FEE-BASED INCOME ANTICIPATE GROWTH TO BE IN HIGH SINGLE DIGIT TO LOW DOUBLE-DIGIT PERCENTAGES COMPARED TO 2023 CREDIT COSTS ANTICIPATE AN INCREASE IN PROVISION FOR CREDIT LOSES. WE ARE EXPECTING OUR FULL YEAR NET CHARGE-OFF RATE WILL BE AROUND 20 BASIS POINTS NON-INTEREST EXPENSE EXPECTED TO BE BETWEEN $67 AND $69 MILLION FOR THE SECOND, THIRD AND FOURTH QUARTERS OF 2024. FIRST QUARTER WILL BE HIGHER DUE TO ANNUAL EXPENSES TYPICALLY RECOGNIZED IN Q1 RETURN ON AVERAGE ASSETS EXPECT BETWEEN 1.35% TO 1.45% NET INTEREST MARGIN EXPECT HIGHER NET INTEREST INCOME DUE TO FULL YEAR BENEFT OF LIMESTONE MERGER. NET INTEREST MARGIN BETWEEN 4.15% AND 4.35% BASED ON PRELIMINARY EXPECTATIONS REGARDING POTENTIAL FEDERAL RESERVE RATE CUTS OF 75 BASIS POINTS 2024 FINANCIAL EXPECTATIONS

28 TOTAL REVENUE NASDAQ: PEBO $0 $75000 $150000 $225000 $300000 $375000 $450000 FY-23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Lorem ipsum RECORD TOTAL REVENUE IN 2023 $51,070 $52,653 $57,234 $64,892 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U SA N D S) PEOPLES BENEFITED FROM: • The acquisition of ASB Financial Corp. in the second quarter of 2018, • The acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019 • The acquisition of Triumph Premium Finance in the third quarter of 2020, • The acquisition of North Star Leasing in the second quarter of 2021 • The acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021 • The acquisition of Vantage Financial in the first quarter of 2022 • The acquisition of Limestone Bancorp, Inc in the second quarter of 2023 $64,330 $138,923 $69,254 $172,553 $79,513 $253,442 $339,374 $93,950

NASDAQ: PEBO INSURANCE & INVESTMENT INCOME COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 5 TOTAL INVESTMENT REVENUE FY 2023 $17.2 MILLION 1 FIDUCIARY 44% 2 BROKERAGE 40% 3 EMPLOYEE BENEFITS 16% Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* 1 2 1 P&C COMMERCIAL LINES 59% 2 PERFORMANCE BASED 9% 3 P&C PERSONAL LINES 18% 4 LIFE & HEALTH 12% 5 OTHER 2% In su ra n ce a n d I nv es tm en t In co m e C o m p o si ti o n In su ra n ce R ev en u e* In ve st m en t R ev en u e* 1 3 2 4 TOTAL INSURANCE REVENUE FY 2023 $18.0 MILLION 5 REVENUE SOURCES OF OUR FEE BASED BUSINESSES

30 EXPENSE & EFFICIENCY RATIO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE FOR GROWTH AND TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE* Efficiency Ratio Adjusted for Non-Core Items* 50% 60% 70% FY-23FY-22FY-21FY-20FY-19FY-18FY-17 $50000 $64000 $78000 $92000 $106000 $120000 YTD-19**FY-18**FY-17FY-16FY-15FY-14 61.85% 61.32% 61.09% N O T T O S C A LE 61.94% 63.51% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Core Non-Interest Expense* $0 $200000 $400000 FY-23FY-22FY-21FY-20FY-19FY-18FY-17 NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES ($ T H O U SA N D S) *Non-US GAAP financial measure. See Appendix. COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021 58.59% 54.35% NASDAQ: PEBO

0.0% 0.5% 1.0% 1.5% 2.0% FY-23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% FY-22FY-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-15 1.25% 1.50% 1.75% 2.00% 2.25% NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.0% 0.5% 1.0% 1.5% 2.0% FY-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 10% 20% 30% FY-23FY-22FY-21FY-20-19-187F -16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share 1.25% 1.50% 1.75% 2.00% 2.25% WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021. INCREASED NET INCOME IN 2022 AND 2023 WERE DUE TO INCREASES IN MARKET INTEREST RATES AND THE PREMIER, VANTAGE, AND LIMESTONE ACQUISITIONS. RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON VERAGE ANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NO -CORE ITEMS1 1 Non-US GAAP financial measure. See Appendix. 1.0% 1.1% 1.3% 1.4% 0.9% 1.2% 1.5% 12.2% 13.1% 16.3% 16.0% 10.4% 16.9% 23.3%1.6% 25.6%

32 TOTAL LOAN GROWTH $0 $3,500 $7,000 FY-23FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Total Loan Growth AMERICAN SAVINGS BANK (ASB) ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LOANS FIRST PRESTONSBURG ACQUIRED LOANS TOTAL LOANS* WERE $6.2 BILLION AS OF DECEMBER 31, 2023 PREMIUM FINANCE ACQUIRED LOANS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS *Also referred to throughout this document as “total loans and leases” and “loans held for investment” ($ M IL LI O N S) NASDAQ: PEBO

Deposit Growth $0 $1,600 $3,200 $4,800 $6,400 $8,000 FY-23FY-22FY-21FY-20FY-19FY-18FY-17 DDAs* 38% OF DEPOSIT BALANCES AT YEAR END 2023 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.6 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. $2,730 $2,955 $3,291 ($ M IL LI O N S) BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910 $5,862 48% 43% 40%40%42% $5,717 48% DEPOSIT GROWTH NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO AMERICAN SAVINGS BANK (ASB) ACQUIRED LOANS $7,152 38%

34 MORE THAN JUST A BANK Recognized by Newsweek as one of America’s Best Banks 2023 17th largest bank owned insurance company in the United States LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND NATIONWIDE SPECIALTY FINANCE DIVISIONS NASDAQ: PEBO

Q4 & FY 2023 APPENDIX 35

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 36 PRE-PROVISION NET REVENUE Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 PPNR Income before income taxes $ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 42,646 $ 56,970 $ 128,641 $ 145,126 Add: Provision for loan/credit losses $ 3,539 $ 3,772 $ 5,448 $ 2,504 $ 26,254 $ 731 — 15,174 Add: Loss on debt extinguishment $ 707 $ — $ — $ — $ — $ — $ — — Add: Loss on OREO $ 34 $ 116 $ 35 $ 98 $ 120 $ — $ 138 1,623 Add: Loss on securities $ 1 $ — $ 147 $ — $ 368 $ 862 $ 61 3,700 Add: Loss on other assets $ 427 $ — $ 469 $ 692 $ 170 $ 252 $ 326 1,143 Add: Loss on other transactions $ — $ — $ 76 $ — $ — $ — $ 151 71 Less: Recovery of loan losses $ — $ — $ — $ — $ — $ — $ 3,510 — Less: Gain on OREO $ — $ — $ 14 $ — $ — $ 56 $ — — Less: Gains on securities $ 931 $ 2,983 $ 1 $ 164 $ — $ — $ — — Less: Gains on other assets $ 35 $ 28 $ 76 $ 8 $ — $ — $ — — Less: Gains on other transactions $ — $ 25 $ 168 $ — $ — $ 897 $ — — Pre-provision net revenue $ 49,024 $ 58,055 $ 60,857 $ 68,480 $ 69,558 $ 57,862 $ 125,807 $ 166,837 Average assets (in millions) $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,739 $ 5,673 $ 7,095 $ 8,299 Pre-provision net revenue to average assets (annualized) 1.48% 1.65% 1.57% 1.62% 1.47% 1.02% 1.77% 2.01%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution, COVID-19- related expenses, COVID-19 employee retention credit, and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Income before income taxes $ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 42,646 $ 56,970 $ 128,641 $ 145,126 Add: System upgrade revenue waived $ 85 $ — $ — $ — $ — — — — Add: Acquisition-related expenses $ — $ 341 $ 7,262 $ 7,287 $ 489 $ 21,423 3,016 16,970 Add: COVID-19 related expenses $ — $ — $ — $ — $ 1,332 $ 1,248 134 — Add: System upgrade costs $ 1,259 $ — $ — $ — $ — $ — $ — $ — Add: Contract negotiation expenses $ — $ — $ — $ — $ — $ 1,248 — — Add: Other non-core costs $ — $ — $ — $ 270 $ 1,055 $ 579 — — Add: Pension settlement charges $ — $ 242 $ 267 $ — $ 1,054 $ 143 185 2,424 Add: Provision for loan/credit losses $ 3,539 $ 3,772 $ 5,448 $ 2,504 $ 26,254 731 — 15,174 Add: Loss on debt extinguishment $ 707 $ — $ — $ — $ — — — — Add: Loss on OREO $ 34 $ 116 $ 35 $ 98 $ 120 — 173 1,623 Add: Loss on securities $ 1 $ — $ 147 $ — $ 368 862 375 3,700 Add: Loss on other assets $ 427 $ — $ 469 $ 692 $ 170 $ 459 975 1,143 Add: Loss on other transactions $ — $ — $ 76 $ — $ — $ — $ 151 71 Less: Recovery of loan losses $ — $ — $ — $ — $ — $ — $ 3,634 — Less: Gain on OREO $ — $ — $ 14 $ — $ — $ 56 35 — Less: Gains on securities $ 931 $ 2,983 $ 1 $ 164 $ — $ — 314 — Less: COVID-19 Employee Retention Credit $ — $ — $ — $ — $ — $ — — 548 Less: Gains on other assets $ 35 $ 28 $ 76 $ 8 $ — $ — 649 — Less: Gains on other transactions $ — $ 25 $ 168 $ — $ — $ 897 — — Pre-provision net revenue adjusted for non-core items $ 50,368 $ 58,638 $ 68,386 $ 76,037 $ 73,488 $ 82,710 $ 129,018 $ 185,683 Average assets (in millions) $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,739 $ 5,673 $ 7,095 $ 8,299 Pre-provision net revenue adjusted for non-core items to average assets 1.52% 1.67% 1.77% 1.80% 1.55% 1.46% 1.82% 2.24%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Total noninterest income $ 50,867 $ 55,573 $ 56,754 $ 64,274 $ 63,672 $ 68,885 $ 78,836 $ 87,413 Less: net gain (loss) on investment securities $ 930 $ 2,983 $ (146) $ 164 $ (368) $ (862) $ (61) (3,700) Less: net (loss) gain on asset disposals and other transactions $ (1,133) $ (63) $ (334) $ (782) $ (290) $ 493 $ (616) (2,837) Add: core banking system conversion revenue waived $ 85 $ — $ — $ — $ — $ — $ — — Core non-interest income excluding gains and losses $ 51,155 $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 $ 93,950 ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Total non-interest expense $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 $ 266,487 Less: system conversion expenses $ 1,259 $ — $ — $ — $ — $ — $ — $ — Less: acquisition-related expenses $ — $ 341 $ 7,262 $ 7,287 $ 489 $ 21,423 $ 3,016 16,970 Less: pension settlement charges $ — $ 242 $ 267 $ — $ 1,054 $ 143 $ 185 2,424 Less: COVID-19 related expenses $ — $ — $ — $ — $ 1,332 $ 1,248 $ 134 — Add: COVID -19 Employee Retention Credit $ — $ — $ — $ — $ — $ — $ — 548 Less: contract negotiation expenses $ — $ — $ — $ — $ — $ 1,248 $ — — Less: other non-core charges $ — $ — $ — $ 270 $ 1,055 $ 579 $ — $ — Core non-interest expense $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 $ 247,641 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived. Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation fees, pension settlement charges, and other non-recurring expenses.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 RATIO Total non-interest expense $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 $ 266,487 f page 20 of Less: amortization on other intangible assets $ 4,030 $ 3,516 $ 3,338 $ 3,359 $ 3,223 $ 4,775 $ 7,763 11,222 Adjusted total non-interest expense $ 102,881 $ 104,459 $ 122,639 $ 133,891 $ 130,472 $ 178,962 $ 199,384 $ 255,265 Total non-interest income excluding net gains and losses $ 51,070 $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 93,950 Net interest income $ 104,865 $ 113,377 $ 129,612 $ 140,838 $ 138,923 $ 172,553 $ 253,442 339,374 Add: fully taxable equivalent adjustment $ 2,027 $ 1,912 $ 881 $ 1,068 $ 1,054 $ 1,349 $ 1,644 1,703 Net interest income on a fully taxable equivalent basis $ 106,892 $ 115,289 $ 130,493 $ 141,906 $ 139,977 $ 173,902 $ 255,086 $ 341,077 Adjusted revenue $ 157,962 $ 167,942 $ 187,727 $ 206,798 $ 204,307 $ 243,156 $ 334,599 $ 435,027 Efficiency ratio 65.13% 62.20% 65.33% 64.74% 63.86% 73.60% 59.59% 58.68% Core non-interest expense $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 $ 247,641 RATIO, Less: amortization on other intangible assets $ 4,030 $ 3,516 $ 3,338 $ 3,359 $ 3,223 4,775 7,763 $ 11,222 Adjusted core non-interest expense $ 101,622 $ 103,876 $ 115,110 $ 126,334 $ 126,542 $ 154,321 $ 196,049 $ 236,419 Core non-interest income excluding gains and losses $ 51,070 $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 $ 93,950 Net interest income on a fully taxable equivalent basis $ 106,892 $ 115,289 $ 130,493 $ 141,906 $ 139,977 $ 173,902 $ 255,086 341,077 From ER Adjusted core revenue $ 157,962 $ 167,942 $ 187,727 $ 206,798 $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 435,027 Efficiency ratio adjusted for non-core items 64.33% 61.85% 61.32% 61.09% 61.94% 63.47% 58.59% 54.35% 54.35% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Total stockholders equity $ 435,261 $ 458,592 $ 520,140 $ 594,393 $ 575,673 $ 845,025 $ 785,328 $ 1,053,534 Less: goodwill and other intangible assets $ 146,018 $ 144,576 $ 162,085 $ 177,503 $ 184,597 $ 291,009 $ 326,329 $ 412,172 Tangible equity $ 289,243 $ 314,016 $ 358,055 $ 416,890 $ 391,076 $ 554,016 $ 458,999 $ 641,362 Total assets $ 3,432,348 $ 3,581,686 $ 3,991,454 $ 4,354,165 $ 4,760,764 $ 7,063,521 $ 7,207,304 $ 9,157,382 Less: goodwill and other intangible assets $ 146,018 $ 144,576 $ 162,085 $ 177,503 $ 184,597 291,009 $ 326,329 $ 412,172 Tangible assets $ 3,286,330 $ 3,437,110 $ 3,829,369 $ 4,176,662 $ 4,576,167 $ 6,772,512 $ 6,880,975 $ 8,745,210 Tangible equity to tangible assets 8.80% 9.14% 9.35% 9.98% 8.55% 8.18% 6.67% 7.33% Tangible equity $ 289,243 $ 314,016 $ 358,055 $ 416,890 $ 391,076 $ 554,016 $ 458,999 $ 641,362 Common shares outstanding $ 18,200,067 $ 18,287,449 $ 19,565,029 $ 20,698,941 $ 19,563,979 $ 28,297,771 $ 28,287,837 $ 35,314,745 Tangible book value per share $ 15.89 $ 17.17 $ 18.30 $ 20.14 $ 19.99 $ 19.58 $ 16.23 $ 18.16 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements.

Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Annualized net income $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 Total average assets $ 3,320,447 $ 3,510,274 $ 3,871,832 $ 4,222,482 $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 Return on average assets 0.94% 1.10% 1.19% 1.27% 0.73% 0.84% 1.43% 1.37% Return on average assets adjusted for non-core items: Net income $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 Add: core banking system conversion revenue waived $ 85 $ — $ — $ — $ — $ — $ — $ — Less: tax effect of core banking system conversion revenue waived $ 30 $ — $ — $ — $ — $ — $ — $ — Add: net loss on investment securities $ — $ — $ 146 $ — $ 368 $ 862 $ 61 $ 3,700 Less: tax effect of net loss on investment securities $ — $ — $ 31 $ — $ 77 $ 181 $ 13 $ 777 Less: net gain on investment securities $ 930 $ 2,983 $ — $ 164 $ — $ — $ — $ — Add: tax effect of net gain on investment securities $ 325 $ 1,044 $ — $ 34 $ — $ — $ — $ — Less: net gain on assets disposals and other transactions $ — $ — $ — $ — $ — $ 493 $ — $ — Add: tax effect of net gain on asset disposals and other transactions $ — $ — $ — $ — $ — $ 104 $ — $ — Add: net loss on asset disposals and other transactions $ 1,133 $ 63 $ 334 $ 782 $ 290 $ — $ 616 $ 2,837 Less: tax effect on net loss on asset disposals and other transactions $ 397 $ 22 $ 70 $ 164 $ 61 $ — $ 129 $ 596 Add: system conversion expenses $ 1,259 $ — $ — $ — $ — $ — $ — $ — Less: tax effect on system conversion expense $ 441 $ — $ — $ — $ — $ — $ — $ — Add: acquisition-related expenses $ — $ 341 $ 7,262 $ 7,287 $ 489 $ 21,423 $ 3,016 $ 16,970 Less: tax effect on acquisition-related expenses $ — $ 119 $ 1,525 $ 1,530 $ 103 $ 4,499 $ 633 $ 3,564 Add: pension settlement charges $ — $ 242 $ 267 $ — $ 1,054 $ 143 $ 185 $ 2,424 Less: tax effect on pension settlement charges $ — $ 85 $ 56 $ — $ 221 $ 30 $ 39 $ 509 Add: COVID-19 expenses $ — $ — $ — $ — $ 1,332 $ 1,248 $ 134 $ — Less: tax effect on COVID-19 expenses $ — $ — $ — $ — $ 280 $ 262 $ 28 $ — Less: COVID -19 Employee Retention Credit $ — $ — $ — $ — $ — $ — $ — $ 548 Add: tax effect of COVID -19 Employee Retention Credit $ — $ — $ — $ — $ — $ — $ — $ 115 Add: other non-core charges $ — $ — $ — $ 270 $ 1,055 $ 579 $ — $ — Less: tax effect on other non-core charges $ — $ — $ — $ 57 $ 222 $ 122 $ — $ — Add: contract negotiation fees $ — $ — $ — $ — $ — $ 1,248 $ — $ — Less: tax effect on contract negotiation fees $ — $ — $ — $ — $ — $ 262 $ — $ — Less: release of deferred tax asset valuation $ — $ — $ 805 $ — $ — $ — $ — $ — Less: impact of Tax Cuts and Jobs Act on deferred tax liability $ — $ — $ 705 $ — $ — $ — $ — $ — Add: impact of Tax Cuts and Jobs Act on deferred tax assets $ — $ 897 $ — $ — $ — $ — $ — $ — Net income adjusted for non-core items $ 32,161 $ 37,849 $ 51,072 $ 60,153 $ 40,319 $ 67,312 $ 104,461 $ 133,415 Total average assets $ 3,320,447 $ 3,510,274 $ 3,871,832 $ 4,222,482 $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 Return on average assets adjusted for non-core items 0.97% 1.08% 1.32% 1.42% 0.85% 1.19% 1.47% 1.61%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Annualized net income $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 Add: amortization of other intangible assets $ 4,030 $ 3,516 $ 3,338 $ 3,359 $ 3,223 $ 4,775 $ 7,763 $ 11,222 Less: tax effect of amortization of other intangible assets (a) $ 1,411 $ 1,231 $ 701 $ 705 $ 677 $ 1,003 $ 1,630 $ 2,357 Net income excluding the amortization of intangible assets $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 34,770 $ 51,327 $ 107,425 $ 122,228 Total average equity $ 432,666 $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 Less: average goodwill and other intangible assets $ 147,981 $ 144,696 $ 158,115 $ 173,529 $ 181,526 $ 234,667 $ 322,639 $ 384,172 Average tangible equity $ 284,685 $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 Annualized net income $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 Total average equity $ 432,666 $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 Return on average equity 7.20% 8.54% 9.48% 9.48% 6.04% 7.24% 12.69% 12.05% Annualized net income excluding the amortization of intangible assets $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 37,313 $ 51,327 $ 107,425 $ 122,228 Average tangible equity $ 284,685 $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 Return on average tangible equity 11.86% 13.33% 14.81% 14.35% 9.47% 12.16% 22.60% 21.96%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2023, 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. The return on average stockholders’ equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, COVID-19 related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Return on average equity adjusted for non-core items: Net income $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 $ 113,363 Add: core banking system conversion revenue waived $ 85 $ — $ — $ — $ — $ — $ — $ — Less: tax effect of core banking system conversion revenue waived (a) $ 30 $ — $ — $ — $ — $ — $ — $ — Add: net loss on investment securities $ — $ — $ 146 $ — $ 368 $ 862 $ 61 $ 3,700 Less: tax effect of net loss on investment securities (a) $ — $ — $ 31 $ — $ 77 $ 181 $ 13 $ 777 Less: net gain on investment securities $ 930 $ 2,983 $ — $ 164 $ — $ — $ — $ — Add: tax effect of net gain on investment securities (a) $ 325 $ 1,044 $ — $ 34 $ — $ — $ — $ — Less: net gain on assets disposals and other transactions $ — $ — $ — $ — $ — $ 493 $ — $ — Add: tax effect of net gain on asset disposals and other transactions $ — $ — $ — $ — $ — $ 104 $ — $ — Add: net loss on asset disposals and other transactios $ 1,133 $ 63 $ 334 $ 782 $ 290 $ — $ 616 $ 2,837 Less: tax effect on net loss on asset disposals and other transactions (a) $ 397 $ 22 $ 70 $ 164 $ 61 $ — $ 129 $ 596 Add: system conversion expenses $ 1,259 $ — $ — $ — $ — $ — $ — $ — Less: tax effect on system conversion expense (a) $ 441 $ — $ — $ — $ — $ — $ — $ — Add: acquisition-related expenses $ — $ 341 $ 7,262 $ 7,287 $ 489 $ 21,423 $ 3,016 $ 16,970 Less: tax effect on acquisition-related expenses (a) $ — $ 119 $ 1,525 $ 1,530 $ 103 $ 4,499 $ 633 $ 3,564 Add: pension settlement charges $ — $ 242 $ 267 $ — $ 1,054 $ 143 $ 185 $ 2,424 Less: tax effect on pension settlement charges (a) $ — $ 85 $ 56 $ — $ 221 $ 30 $ 39 $ 509 Add: COVID-19 expenses $ — $ — $ — $ — $ 1,332 $ 1,248 $ 134 $ — Less: tax effect on COVID-19 related expenses (a) $ — $ — $ — $ — $ 280 $ 262 $ 28 $ — Less: COVID -19 Employee Retention Credit $ — $ — $ — $ — $ — $ — $ — $ 548 Add: tax effect of COVID -19 Employee Retention Credit $ — $ — $ — $ — $ — $ — $ — $ 115 Add: other non-core charges $ — $ — $ — $ 270 $ 1,055 $ 579 $ — $ — Less: tax effect on other non-core charges (a) $ — $ — $ — $ 57 $ 222 $ 122 $ — $ — Add: contract negotiation fees $ — $ — $ — $ — $ — $ 1,248 $ — $ — Less: tax effect on contract negotiation expenses (a) $ — $ — $ — $ — $ — $ 262 $ — $ — Less: release of deferred tax asset valuation $ — $ — $ 805 $ — $ — $ — $ — $ — Less: impact of Tax Cuts and Jobs Act on deferred tax liability $ — $ — $ 705 $ — $ — $ — $ — $ — Add: impact of Tax Cuts and Jobs Act on deferred tax assets $ — $ 897 $ — $ — $ — $ — $ — $ — Net income adjusted for non-core items $ 32,161 $ 37,849 $ 51,072 $ 60,153 $ 38,391 $ 67,312 $ 104,461 $ 133,415 Average equity $ 432,666 $ 450,379 $ 488,139 $ 566,123 $ 575,386 $ 656,633 $ 797,984 $ 940,797 Return on average equity adjusted for non-core items 7.43% 8.40% 10.46% 10.63% 6.67% 10.25% 13.09% 14.18% Net income adjusted for non-core items excluding the amortization of intangible assets $ 34,780 $ 40,134 $ 53,709 $ 62,807 $ 40,937 $ 71,084 $ 110,594 $ 142,280 Average tangible equity $ 284,685 $ 305,683 $ 330,024 $ 392,594 $ 393,860 $ 421,966 $ 475,345 $ 556,625 Return on average tangible equity adjusted for non-core items 12.22% 13.13% 16.27% 16.00% 10.39% 16.85% 23.27% 25.56%

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer 740.374.6163 Chuck.Sulerzyski@pebo.com TYLER WILCOX Senior Executive Vice President Chief Operating Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com